UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)    February 10, 2011

American River Bankshares
(Exact name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

0-31525	68-0352144
(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA	95670
(Address of Principal Executive Offices)	(Zip Code)

(916) 851-0123
(Registrant’s Telephone Number, Including Area Code)

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

Item 7.01. Regulation FD Disclosure.

On Thursday, February 10, 2011, beginning at approximately 4:10 p.m. Pacific Time, American River Bankshares President and CEO David Taber, Executive Vice President and Chief Financial Officer Mitchell Derenzo and Executive Vice President and Chief Credit Officer Douglas Tow, will give a presentation of the Company’s business strategies and financial performance at the FIG Partners, Inc. 2nd Annual West Coast Conference in San Francisco, CA.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(99.1)  Investor Presentation dated February 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
February 10, 2011	Mitchell A. Derenzo
Chief Financial Officer (Principal Accounting and Financial Officer)

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INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Investor Presentation of American River Bankshares dated February 10, 2011	4

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